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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the application of our report dated March 26, 2001, included in this Form 10-KSB of Direct III Marketing, Inc., relating to the financial statements for the years ended December 31, 2000 and 1999.


                                                  /s/ Swenson Advisors, LLP
                                                  -------------------------

San Diego, California
March 28, 2001